EX-7.f.


                                 AMENDMENT NO. 3
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             EFFECTIVE MARCH 1, 2005

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")




Effective July 31, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be changed to include the new Retirement Latitudes product form and two Washington state forms under Perspective Advisors II. To effect these changes, the following provisions of this Agreement are hereby amended:

     |X|  Schedule  B-1,  CONTRACTS  SUBJECT  TO  THIS  REINSURANCE   AGREEMENT,
          amendment #2, is hereby replaced by the attached Schedule B-1.

     |X| Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, amendment #2, is hereby replaced by the attached Schedule B-2.





Jackson National Life Insurance Company                       ACE Tempest Life Reinsurance Ltd.


By  LISA C. DRAKE                                             By  HUAN TSENG
    -------------                                                 ----------

Name Lisa C. Drake                                            Name Huan Tseng
     -------------                                                 ----------

Title  SVP & Chief Actuary                                    Title  VP and Life Actuary
       -------------------                                           -------------------

Date  July 24, 2006                                           Date July 14, 2006
      -------------                                                -------------


                                  SCHEDULE B-1

             ANNUITY CONTRACTs Subject to this Reinsurance Agreement


PERSPECTIVE II AND FIFTH THIRD PERSPECTIVE II

     o    VA220 is an individual flexible premium variable and fixed annuity
     o    VA220G is a group flexible premium variable and fixed annuity
     o    This product has two Contract options:
          o    Separate Account Investment Division option and
          o    Fixed Account Option.

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
     o    Separate Account I is used for this Contract.
     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7454              FutureGuard effective 10/4/2004
7485              FutureGuard effective 5/2/2005
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7360              Earnings Protection Benefit effective 10/4/2004
7461              Death Benefit Option (4% Rollup) effective 10/4/2004
7476              Death Benefit Option (4% Rollup) effective 5/2/2005
7463              Death Benefit Option (5% Rollup) effective 10/4/2004
7475              Death Benefit Option (5% Rollup) effective 5/2/2005
7470              Death Benefit Option (HAV) effective 10/4/2004
7462              Death Benefit Option (Comb HAV and 4% Rollup) effective 10/4/2004
7479              Death Benefit Option (Comb HAV and 4% Rollup) effective 5/2/2005
7464              Death Benefit Option (Comb HAV  and 5% Rollup) effective 10/4/2004
7478              Death Benefit Option (Comb HAV  and 5% Rollup) effective 5/2/2005
7349              20% Additional Free Withdrawal
7465              Shortened W/D Charge Period (5 years) effective 10/4/2004
7466              Shortened W/D Charge Period (3 years) effective 10/4/2004 - not available for contracts issued after
                  4/30/2006
7346 03/03        Premium Credit (4%)
7348 03/03        Premium Credit (2%)
7352 03/03        Premium Credit (3%)
7380              Reduced Administration Charge

Washington State Only
7471WA            Death Benefit Option (3% Rollup) effective 10/4/2004
7481WA            Death Benefit Option (3% Rollup) effective 5/2/2005
7472WA            Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7482WA            Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005

PERSPECTIVE A SERIES

     o    VA230 is an individual flexible premium variable and fixed annuity
     o    VA230G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
     o    Separate Account I is used for this Contract.
     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006

C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7360              Earnings Protection
7474              Death Benefit Option (Return of Premium)
7475              Death Benefit Option (5% Rollup)
7476              Death Benefit Option (4% Rollup)
7477              Death Benefit Option (Highest Anniversary Value)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7479              Death Benefit Option (Comb HAV and 4% Rollup)
7483              Sales Charge Endorsement

Washington State Only
7481WA            Death Benefit Option (3% Rollup)
7482WA            Death Benefit Option (Comb HAV and 3% Rollup)

PERSPECTIVE B SERIES

     o    VA240 is an individual flexible premium variable and fixed annuity
     o    VA240G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
     o    Separate Account I is used for this Contract.
     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7349              Additional Free Withdrawal Option (20% of Premium)
7346 03/03        Premium Credit (4%)
7348 03/03        Premium Credit (2%)
7352 03/03        Premium Credit (3%)
7360              Earnings Protection
7474              Death Benefit Option (Return of Premium)
7475              Death Benefit Option (5% Rollup)
7476              Death Benefit Option (4% Rollup)
7477              Death Benefit Option (Highest Anniversary Value)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7479              Death Benefit Option (Comb HAV and 4% Rollup)
7480              Shorten Withdrawal Charge Period to 4 Years
7488              Additional Free Withdrawal Option (20% of Premium) Not yet approved

Washington State Only
7481WA                     Death Benefit Option (3% Rollup)
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup)

PERSPECTIVE L SERIES

     o    VA210 is an individual flexible premium variable and fixed annuity
     o    VA210G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
     o    Separate Account I is used for this Contract.
     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006

C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7346 03/03        Premium Credit (4%)
7348 03/03        Premium Credit (2%)
7352 03/03        Premium Credit (3%)
7360              Earnings Protection
7380              Reduced Administration Charge
7470              Death Benefit Option (Highest Anniversary Value)
7475              Death Benefit Option (5% Rollup)
7476              Death Benefit Option (4% Rollup)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7479              Death Benefit Option (Comb HAV and 4% Rollup)

Washington State Only
7481WA            Death Benefit Option (3% Rollup)
7482WA            Death Benefit Option (Comb HAV and 3% Rollup)

PERSPECTIVE ADVISORS II

     o    VA410 is an individual flexible premium variable and fixed annuity
     o    VA410G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
     o    Separate Account I is used for this Contract.
     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC. Share class is the 12b-1-share class. (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7360              Earnings Protection
7460              Premium Credit (2%)
7470              Death Benefit Option (Highest Anniversary Value)
7475              Death Benefit Option (5% Rollup)
7476              Death Benefit Option (4% Rollup)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7479              Death Benefit Option (Comb HAV and 4% Rollup)

Washington State Only
7471WA            Death Benefit Option (3% Rollup) effective 10/4/2004
7472WA            Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7481WA            Death Benefit Option (3% Rollup) effective 5/2/2005
7482WA            Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005

RETIREMENT LATITUDES

     o    VA310 is an individual flexible premium variable and fixed annuity
     o    VA310G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
     o    Separate Account I is used for this Contract.
     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006

C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7500              Additional Free Withdrawal Option (20% of Premium)
7360              Earnings Protection
7470              Death Benefit Option (Highest Anniversary Value)
7475              Death Benefit Option (5% Rollup)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7346 03/03        Premium Credit (4%)
7507              Premium Credit (5%), effective 1/16/2007
7380              Reduced Administration Charge
7499              Shorten Withdrawal Charge Period to 4 Years

Washington State Only
7481WA            Death Benefit Option (3% Rollup)
7482WA            Death Benefit Option (Comb HAV and 3% Rollup)





JNL ACE 2005 TREATY SCHEDULE B-1 AMENDMENT # 3


                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement

--------------------------------------- ----------------------------------------- ----------------------------------
FUND NAME                               COMMENT                                   PRODUCT AVAILABILITY
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/AIM Large Cap Growth Fund                                                     All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/AIM Real Estate Fund                New 5/2/05
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/AIM Small Cap Growth Fund                                                     All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Alger Growth Fund                                                             All but Retirement Latitudes
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Eagle Core Equity Fund                                                        All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Eagle SmallCap Equity Fund                                                    All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/FMR Balanced Fund                                                             All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/FMR Mid-Cap Equity Fund             Name changed from JNL/FMR Capital Growth  All
                                        Fund effective 5/1/2006
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Franklin Templeton Small
  Cap Value Fund                        New 5/2/05
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Goldman Sachs Mid Cap Value Fund    New 5/2/05
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/JPM International Equity Fund       Named changed from JNL/Putnam
                                        International Equity Fund on 5/2/05
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/JPM International Value Fund                                                  All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Lazard Mid Cap Value Fund                                                     All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Lazard Small Cap Value Fund                                                   All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management 25 Fund                                            All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management Bond                                                All
  Index Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management          All but Retirement Latitudes
  Communications Sector Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management          All but Retirement Latitudes
  Consumer Brands Sector Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management Oil &    Name changed from JNL/Mellon Capital      All but Retirement Latitudes
  Gas Sector Fund                       Management Energy Sector Fund on
                                        5/2/2005
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management Enhanced                                            All
  S&P 500 Stock Index Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management                                                    All but Retirement Latitudes
  Financial Sector Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management Global
  15 Fund                                                                         All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management
  International Index Fund                                                        All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management JNL 5                                              All
  Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management          Name changed from JNL/Mellon Capital      All but Retirement Latitudes
  Healthcare Sector Fund                Management Pharmaceutical/Healthcare
                                        Sector Fund on 5/2/05
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P 400
  MidCap Index Fund                                                               All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P 500                                             All
  Index Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management Select                                             All
  Small-Cap Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management Small                                               All
  Cap Index Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management                                                    All but Retirement Latitudes
  Technology Sector Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management Dow SM
  Dividend                              New fund effective 1/17/2006              All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management The
  Dow SM 10 Fund                        Name changed effective 1/17/2006          All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management The      Name changed effective 1/17/2006          All
  S&P(R) 10 Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management VIP                                                All
  Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management
  Nasdaq(R) 15 Fund                                                               All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/ Mellon Capital Management Value                                              All
  Line(R)  25 Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Oppenheimer Global Growth Fund                                                All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Oppenheimer Growth Fund                                                       All but Retirement Latitudes
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/PIMCO Total Return Bond Fund                                                  All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Putnam Equity Fund                                                            All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Putnam Midcap Growth Fund                                                     All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Putnam Value Equity Fund                                                      All but Retirement Latitudes
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P  Managed Growth Fund                                                      All but Fifth Third
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Managed Aggressive Growth Fund                                            All but Fifth Third
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Managed Conservative Fund                                                 All but Fifth Third
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Managed Moderate Fund                                                     All but Fifth Third
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Managed Moderate Growth Fund                                              All but Fifth Third
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Retirement Income               New fund effective 1/17/2006              All but Fifth Third and
                                                                                  Retirement Latitudes
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Retirement 2015                 New fund effective 1/17/2006              All but Fifth Third and
                                                                                  Retirement Latitudes
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Retirement 2020                 New fund effective 1/17/2006              All but Fifth Third and
                                                                                  Retirement Latitudes
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/S&P Retirement 2025                 New fund effective 1/17/2006              All but Fifth Third and
                                                                                  Retirement Latitudes
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Salomon Brothers Western High       Name changed from JNL/Salomon Brothers    All
  Yield Bond Fund                       High Yield Bond Fund effective 5/1/2006
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Salomon Brothers Western Strategic  Name changed from JNL/Salomon Brothers    All
  Bond Fund                             Strategic Bond Fund  effective 5/1/2006

--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Salomon Brothers Western U.S.       Name changed from JNL/Salomon Brothers    All
  Govt. & Quality Bond Fund             U.S. Govt. & Quality Bond Fund effective
                                        5/1/2006
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Select Balanced Fund                                                          All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Select Global Growth Fund                                                     All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Select Large Cap Growth Fund                                                  All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Select Money Market Fund                                                      All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Select Value Fund                                                             All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/T. Rowe Price Established Growth    JNL/Alliance Capital Growth Fund was
  Fund                                  merged with this fund 5/2/05.             All
 -------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                                             All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/T. Rowe Price Value Fund All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Fifth Third Balanced VIP Fund                                                     Fifth Third Only
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Fifth Third Disciplined Value VIP Fund                                            Fifth Third Only
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Fifth Third Mid Cap VIP Fund                                                      Fifth Third Only
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Fifth Third Quality Growth VIP Fund                                               Fifth Third Only
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Franklin Templeton Income Fund      New fund effective 5/1/2006               All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Goldman Sachs Short Duration Bond   New fund effective 5/1/2006               All
  Fund
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Lazard Emerging Markets Fund        New fund effective 5/1/2006               All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P (R)
  24 Fund                               New fund effective 5/1/2006               All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
JNL/Mellon Capital Management JNL
  Optimized 5 Fund                      New fund effective 5/1/2006               All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------

--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
--------------------------------------------------------------------------------------------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Guaranteed Five Year Fixed                                                        All but Advisors II and
                                                                                  Perspective A Series
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
12 Month DCA                                                                      All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
6 Month DCA                                                                       All
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Guaranteed One Year Fixed                                                         All but Advisors II
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Guaranteed Seven Year Fixed                                                       All but Advisors II and
                                                                                  Perspective A Series
--------------------------------------- ----------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------------- ----------------------------------
Guaranteed Three Year Fixed                                                       All but Advisors II and
                                                                                  Perspective A Series
--------------------------------------- ----------------------------------------- ----------------------------------


JNL ACE 2005 TREATY SCHEDULE B-2 AMENDMENT # 3


                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement


--------------------------------------------- ----------------------------------------------- ----------------------------------
FUND NAME                                     COMMENT                                         PRODUCT AVAILABILITY
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/AIM Large Cap Growth Fund                                                                 All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/AIM Real Estate Fund                      New 5/2/05
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/AIM Small Cap Growth Fund                                                                 All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Alger Growth Fund                                                                         All but Retirement Latitudes
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Eagle Core Equity Fund                                                                    All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Eagle SmallCap Equity Fund                                                                All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/FMR Balanced Fund                                                                         All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/FMR Mid-Cap Equity Fund                   Name changed from JNL/FMR Capital Growth Fund   All
                                              effective 5/1/2006
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Franklin Templeton Small Cap Value Fund   New 5/2/05
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Goldman Sachs Mid Cap Value Fund          New 5/2/05
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/JPM International Equity Fund             Named changed from JNL/Putnam International
                                              Equity Fund on 5/2/05
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/JPM International Value Fund                                                              All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Lazard Mid Cap Value Fund                                                                 All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Lazard Small Cap Value Fund                                                               All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/ Mellon Capital Management 25 Fund                                                        All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Bond Index Fund                                                 All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Communications                                                  All but Retirement Latitudes
  Sector Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Consumer                                                        All but Retirement Latitudes
  Brands Sector Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Oil & Gas       Name changed from JNL/Mellon Capital Management All but Retirement Latitudes
 Sector Fund                                  Energy Sector Fund on 5/2/2005
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Enhanced S&P                                                    All
  00 Stock Index Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Financial                                                       All but Retirement Latitudes
  Sector Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Global 15 Fund                                                  All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management International                                                   All
  Index Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management JNL 5 Fund                                                      All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Healthcare      Name changed from JNL/Mellon Capital Management All but Retirement Latitudes
  Sector Fund                                 Pharmaceutical/Healthcare Sector Fund on 5/2/05
 --------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P 400 MidCap                                                  All
  Index Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P 500 Index                                                   All
  Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/ Mellon Capital Management Select                                                         All
  Small-Cap Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Small Cap Index                                                 All
  Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Technology                                                      All but Retirement Latitudes
  Sector Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Dow(SM)         New fund effective 1/17/2006                    All
  Dividend
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management The Dow(SM) 10  Name changed effective 1/17/2006                All
  Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management The S&P(R) 10   Name changed effective 1/17/2006                All
  Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management VIP Fund                                                        All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Nasdaq(R) 15                                                    All
  Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Value Line(R)                                                   All
  25 Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Oppenheimer Global Growth Fund                                                            All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Oppenheimer Growth Fund                                                                   All but Retirement Latitudes
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/PIMCO Total Return Bond Fund                                                              All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Putnam Equity Fund                                                                        All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Putnam Midcap Growth Fund                                                                 All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Putnam Value Equity Fund                                                                  All but Retirement Latitudes
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Managed Growth Fund                                                                   All but Fifth Third
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Managed Aggressive Growth Fund                                                        All but Fifth Third
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Managed Conservative Fund                                                             All but Fifth Third
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Managed Moderate Fund                                                                 All but Fifth Third
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Managed Moderate Growth Fund                                                          All but Fifth Third
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Retirement Income                     New fund effective 1/17/2006                    All but Fifth Third and
                                                                                              Retirement Latitudes
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Retirement 2015                       New fund effective 1/17/2006                    All but Fifth Third and
                                                                                              Retirement Latitudes
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Retirement 2020                       New fund effective 1/17/2006                    All but Fifth Third and
                                                                                              Retirement Latitudes
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/S&P Retirement 2025                       New fund effective 1/17/2006                    All but Fifth Third and
                                                                                              Retirement Latitudes
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Salomon Brothers Western High Yield Bond  Name changed from JNL/Salomon Brothers High     All
  Fund                                        Yield Bond Fund effective 5/1/2006
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Salomon Brothers Western Strategic Bond   Name changed from JNL/Salomon Brothers          All
  Fund                                        Strategic Bond Fund effective 5/1/2006
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Salomon Brothers Western U.S. Govt. &     Name changed from JNL/Salomon Brothers U.S.     All
  Quality Bond Fund                           Govt. & Quality Bond Fund effective 5/1/2006
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Select Balanced Fund                                                                      All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Select Global Growth Fund                                                                 All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Select Large Cap Growth Fund                                                              All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Select Money Market Fund                                                                  All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Select Value Fund                                                                         All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/T. Rowe Price Established Growth Fund     JNL/Alliance Capital Growth Fund was merged     All
                                              with this fund 5/2/05.
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/T. Rowe Price Value Fund All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Fifth Third Balanced VIP Fund                                                                 Fifth Third Only
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Fifth Third Disciplined Value VIP Fund                                                        Fifth Third Only
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Fifth Third Mid Cap VIP Fund                                                                  Fifth Third Only
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Fifth Third Quality Growth VIP Fund                                                           Fifth Third Only
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Franklin Templeton Income Fund            New fund effective 5/1/2006                     All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Goldman Sachs Short Duration Bond Fund    New fund effective 5/1/2006                     All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Lazard Emerging Markets Fund              New fund effective 5/1/2006                     All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P (R) 24 Fund New fund effective 5/1/2006                     All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
JNL/Mellon Capital Management JNL Optimized 5 New fund effective 5/1/2006                     All
   Fund
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Guaranteed Five Year Fixed                                                                    All but Advisors II and
                                                                                              Perspective A Series
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
12 Month DCA                                                                                  All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
6 Month DCA                                                                                   All
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Guaranteed One Year Fixed                                                                     All but Advisors II
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Guaranteed Seven Year Fixed                                                                   All but Advisors II and
                                                                                              Perspective A Series
--------------------------------------------- ----------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------------------- ----------------------------------
Guaranteed Three Year Fixed                                                                   All but Advisors II and
                                                                                              Perspective A Series
--------------------------------------------- ----------------------------------------------- ----------------------------------

JNL ACE 2005 TREATY SCHEDULE B-2 AMENDMENT # 3